WAVETECH

Tuesday, September 9th, 2022

ELBC
6-9 September
Lyon, France 2022

Influence of Crystal Control Technology® on the Operation of Lead Batteries

Dag Valand, Boris Monahov, Vesselin Naidenov, Anton Momchilov,
Boris Shirov, Iliyan Popov, Yovka Milusheva, Yordan Nachev

Copyright WaveTech Group Inc, 2022

WAVETECH

A Global Company Focused on Optimizing of Energy Storage

Germany — Rheinbach NRW
Headquarters — Technical Development — Battery Testing

USA PA — Exton
Technical Development — Battery Testing

Turkey — Istanbul
Customer Support

Bulgaria — Sofia
Academic science and technology Battery R&D Center — Battery Testing — Development of new methods and devices — Material Science Studies

CONSORTIUM FOR BATTERY INNOVATION

WaveTech Group is a member of Consortium for Battery Innovation

R&D Activities for Energy Storage developed along with CBI targets and roadmap.

WaveTech is planning to join the future technical program of CBI.

Copyright WaveTech Group Inc, 2022

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- This presentation (the "presentation") has been jointly prepared by WaveTech Group, Inc. (the "Company" or "WaveTech") and Welsbach Technology Metals Acquisition Corp ("WTMA") is being delivered for informational and discussion purposes only. By accepting this presentation, each recipient agrees: (i) to use this presentation for information purposes only and not as the basis for any investment decision with respect to the Company and (ii) nothing in this presentation is a recommendation, promise, or representation by the Company or WTMA nor an inducement nor an offer for an investment opportunity that is made available or offered to the public and is not directed at or offered to persons located in the European Economic Area ("EEA"), UK and Switzerland. Any person resident outside the United States who wishes to view these materials must first satisfy themselves that they are not subject to any local requirements that prohibit or restrict access to this presentation or apply to invest unless authorized, eligible and lawful to do so.
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Continued in the next page

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Forward Looking Statements

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Industry and Market Data

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Financial Information

- Unless otherwise specified, the financial information and data contained in this presentation is unaudited, is based on draft statutory accounts, does not conform to Regulation S-X, and is subject to PCAOB audit, with respect to yearly data, and subject to auditor review, with respect to quarterly data. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in any registration statement that may be filed with the SEC with respect to the Transaction and the proxy statement/prospectus contained therein and / or may differ materially from the Company's actual results contained in any such registration statement. You should review the Company's audited financial statements, which will be included in any registration statement that may be filed with the SEC with respect to the Transaction and the proxy statement/prospectus contained therein. In addition, all of the Company's historical financial information included herein is preliminary and subject to change.

Introduction to WaveTech's CCT® Technology

CCT® is a combination of a new charge method with special devices for its application:

A. Periodic low-energy asymmetric current pulses superimposed on the charge current,

B. Low pulses are generated by (BEAT®) device attached to the battery.

C. BEAT®s powersupply: 12 V battery or by another power source.


BEAT

CCT® affects batteries at the microlevel (crystals) **and at the macrolevel** (performance)


current
time

Microlevel: CCT® changes electrodynamically the local conditions for dissolution and crystallization, the active mass microstructures, the electrocapillarity.

Cell level: CCT® accelerates the processes of ionic transport in the pores and of stratification, formation, charge, discharge, cell equalization, desulfation, capacity recovery.

CCT® signal features

A. Peak current amplitude: < 0.3C A rate,

B. Signal frequency: about 30 kHz,

C. Compatible with other electronics attached to the battery,

D. Certified for low EMF emissions.

Battery performance substantially enhanced by a small amount of external energy.

Copyright WaveTech Group Inc, 2022

Introduction to WaveTech's CCT® Technology

Effect of CCT® pulses on the microlevel

Extra energy for the ions: mobility and ionic atmosphere, Increased local ionic concentration at the active materials surface and in their pores, Optimized interaction between ions, electrolyte and solids:

A. Increased rate of crystal dissolution, nucleation and growth,
B. Retention of active mass microstructure on cycling.

CCT® benefits on battery level:

A. Life extension at low costs
B. **Steady capacity** on cycling (life, energy throughput),
C. **Increased active materials utilization** (energy, power).
D. No need to change existing battery technology,
E. Lower maintenance at same recycling rate,
F. The small extra cost of BEAT®s are fully compensated.

Example: 20% higher capacity (active mass utilization)



AGM VRLAB Cycling, constant power discharge
BEAT
Control
Energy, Wh
35
30
25
20
15
10
5
0
1
11
21
31
41
51
61
71
81
91
101
111
121
Cycle number

Copyright WaveTech Group Inc, 2022

CCT® Effect at the Microlevel - Theory


Formation of ionic atmosphere and relaxation when the ion is moving

- CCT® modifies electro-dynamically the electrochemical processes involved in **charge and discharge**
- A specific overvoltage is created on the electrode surface
- The rate of crystallization and the shape of crystals is modified by CCT®


Nc
dU

Crystal growth: The lower the overvoltage (ΔU), the greater the number (dN) of ions required to form a (bigger) crystal

Copyright WaveTech Group Inc, 2022

CCT® Effect at the Microlevel - Theory



Crystals
B
Electrode
A
Crystal Control Technology



10.0kV 11.2mm x30.0k SE(M) 10/10/2008 10:21
1.00um

- More energy is required for new crystals (A) to form than for enlargement of existing ones (B)
- An increase in local ion density leads to a more homogeneous crystal formation

Copyright WaveTech Group Inc, 2022

CCT® Effect on Positive and Negative Battery Plates

How does CCT® affect positive (PP) and the negative plates (NP) of lead batteries?

- Test: Deep cycling of two AGM batteries: With CCT and without.
- Plate potential measured *vs.* A silver-silver sulfate reference eletrode.



Full cycling test, C10
Negative plate potential:
small change
Negative plate potential, V
C(B1) = 31.3Ah
C(B2) = 27.1Ah
CCT ---Control
Time, min

CCT®:

- Small effect on NP potential,
- Small effect on PP potential on discharge too.



Full cycling test, C10
Positive plate potential:
substantial change
Positive plate potential, V
C(B1) = 31.3Ah
C(B2) = 27.1Ah
CCT ---Control
Time, min

CCT®:

On discharge the positive plate polarizes high (120mV). The plate will be charged faster. No water loss observed.

Batteries at deep cycling lose capacity early due to positive plates failure. CCT® helps here!

Copyright WaveTech Group Inc, 2022

Benefits of CCT® Observed in Early Field Tests


Capacity
72,5%
50%
15%
58
100
Cycles
Lead acid lifespan increase


Voltage
56 Ah gel batteries after 100 cycles
13
12,5
10,5
10
2.00
Hours
6.00

- Cycle Life **doubles**
- Higher **capacity** @ each cycle (active mass utilization)
- Lifetime energy throughput **triples**
- Charge process optimized: **Shorter charge time**
- **Higher charge acceptance, lower energy consumption**

- Aged batteries may **regain capacity**
- **Less heat evolution** during charge
- Less sensitive to **temperature variation** (-23°C to + 55°C)
- Stability at **deep discharge and undercharge**
- **Less water loss** and maintenance

Copyright WaveTech Group Inc, 2022

CCT® Benefits Observed at Operation

Crystallization related benefits observed in the lab and in field applications – <u>part 1</u>

1. **Faster formation:** 15-20% reduction of factory energy costs,
2. **Faster re-charge on cycling** (saving time and energy, and extending cycle life,
3. Faster re-charge on **floating** (extending service life of stationary batteries),
4. Faster re-charge at **low temperatures** (high reliability in field stationary operation),
5. Enables **recovery of batteries** with declined capacity ("second" battery life).



Example: Constant Power Discharge Cycling
110%
100%
90%
80%
70%
60%
50%
40%
Runtime
0
20
40
60
80
100
120
Cycle number
CCT
no CCT
down to 80%: from
70 to 120 cycles

Copyright WaveTech Group Inc, 2022

CCT® Benefits Observed in Operation and Applications

Crystallization related benefits observed in the lab and in field applications – part 2

7. **Equalization of Single monobloc's condition** in a string og four 12 V AGM monoblocs as used in Telecom sites
8. **Heat evolution** and **water loss reduction** (Enhanced power and longer service life)

Other beneftis not related to crystallization

1. The **WaveTech BMS helps** optimizing operation and extends battery life
2. All **WaveTech Innovations** can be integrated digitally for full automation

Example: schematic diagram


MB #1
MB #1
MB #1
MB #1
Monobloc voltage, V
Monobloc number in a string of four

Copyright WaveTech Group Inc, 2022

CCT® Benefit 1: Optimized Battery Formation

- Formation is critically important for the quality of PAM and NAM, and hence for battery performance,
- Formation comprises 100% dissolution one phase and growth of two new crystalline phases.
- **CCT®: fast formation method takes 15 hours. About 15%-20% less electric energy consumed**
- CCT® formed batteries have higher capacity on cycling, and longer cycle life.

Reason for CCT® formation benefits: the porous microstructures of NAM and PAM are better developed:

PAM has more open pores;


PAM, regular
250nm
x 40 000
80 keV
PAM, CCT
250nm
x 40 000
80 keV

NAM has increased surface area.


NAM, regular
1μm
x 10 000
80 keV
NAM, CCT
1μm
x 10 000
80 keV

Copyright WaveTech Group Inc, 2022

CCT® Benefit 1: Optimized Battery Formation



a
Effect of CCT on cycling capacity right after fomation
8 cycles
14 cycles
30Ah
CCT vs. no CCT
ΔC = +29%
Batt 4, ctrl, full time
Batt 5, CCT, full time
Capacity / Ah
Cycle number



b
Effect of CCT on cycling capacity right after fomation
ΔC = +46%
20 c
30Ah
18 c
B4, Control, full
B3, CCT, short
Batt 8, 2 steps, full
Batt 6, CCT, 15 h
CCT formation options
Capacity, Ah
Number of cycles

A: CCT® vs. no-CCT® full-time formation

B: full, short and 2-steps formation, and noCCT® and no CCT®

- Tested and compared: no CCT, with CCT, two-step formation, no short CCT, Short with CCT
- The number of cycles (@C > 70% of C_o) in all test batteries is higher vs. no-CCT: from 8 to 20 cycles
- **Remark**: the test batteries were no designed for cycling!
- **The capacity** of batteries with 15 h CCT® formation higher up to 46% vs. The control (CCT only - up to 29%)

Copyright WaveTech Group Inc, 2022

CCT® Benefit 1: Optimized Battery Formation

- CCT® formation savings in time and energy: 15 - 20%
- Formation consumes over 50% of all electric energy used for battery manufacturing
- According to Fleming and Karner, formation consumes as much electric energy as curing and recycling of divalent lead together.
- Globally, $358 M to $717 M can be saved a year (U.S. electric energy price of 2020)



Example
A factory manufacturing 5,000,000 average batteries a year (3,330,000 Wh), electric energy costs are about $ 8,880,000 a year (2020 U.S. energy price)

Saving 10% of these expenses means $ 888,000 a year - about a Million!

Copyright WaveTech Group Inc, 2022

CCT® Benefit 2: Fast Recharge at CV and Floating



PSoC cycling, CC-CV charge, 14.4 V
Charge current, cycle #9, 40% DoD
BEAT
Control
Current @ CCT: higher,
Time @ CCT: shorter
Current, A
Time, h



Floating charge at 13.8 V
Float current: B-1 (control) and B-2 (CCT)
Float Current Control
Float Current CCT
Charge current @ CCT: higher
no-CCT – very low current
Float current, A
Float time, h

Example:

Long time floating of three batteries: **No CCT®; With CCT®;«New float mode»:**

CCT® makes CV charge faster. Floating current is higher, float time can be shortened.

On cycling batteries are recharged faster (no danger of undercharge and life issues).

	No CCT	With CCT	New, CCT
Current A	0.02	0.18	0.32
Capacity, Ah	5.98	88.75	86

Copyright WaveTech Group Inc, 2022

CCT® Benefit 2: Faster Recharge at PSoC Cycling



Discharge step duration
a
Discharge time each cycle @ 40% DoD 25⁰C
04:48:00
03:36:00
02:24:00
01:12:00
00:00:00
Time, h
1 2 3 4 5 6 7 8 9 10
Cycles
Control
BEAT



Charge step duration
b
Charge time each cycle @ 40% DoD 25⁰C
19:12:00
16:48:00
14:24:00
12:00:00
09:36:00
07:12:00
04:48:00
02:24:00
00:00:00
Time, h
1 2 3 4 5 6 7 8 9 10
Cycles
Control
BEAT

Discharge times the same for all cycles.

Recharge time increases on cycling. CCT makes recharge faster.

Test description. 12V/100 Ah AGM VRLA. 10 cycles @ 40% DOD. **Discharge**: I = C/10 A. **Charge**: I = C/10 A, then U = 14.40 V.

- Recharge sufficient, on discharge both batteries provide the same capacity (plot a),
- For each recharge, the control battery needs longer time to get fully recharged (plot b)
- With CCT® less re-charge time is needed. CCT® makes re-charge faster and more efficient!
- On cycling the battery stays charged for longer time, no danger for undercharge and sulfation.

Copyright WaveTech Group Inc, 2022

CCT® Benefit 3: Fast Recharge at Low Temperature



a
Capacity vs. temperature
Capacity (%)
120
100
80
60
40
20
0.1CA
0.17CA
0.25CA
-20 -10 0 10 20 30 40 50 60
Temperature(°C)
b
CV charge step duration
Charge time at 10°C, 25°C and 40°C
Time, h
240:00:00
192:00:00
144:00:00
96:00:00
48:00:00
0:00:00
-49%
-38%
-25%
10 degrees
25 degrees
40 degrees
BEAT
Control

Same test as above. 12V/100 Ah AGM, 10 cycles @ 40% DOD. **Discharge**: I = C/10 A. **Charge**: I = C/10 A, U = 14.40 V.

Same test as above, at 10°C, 25°C and 40°C.

- **Battery capacity drops at low temperature, so does charge acceptance (negative plates).**
- **The no-CCTbattery needs longer recharge at 10°C than at 25°C (150%) and at 40°C (200%).**
- **CCT® reduces re-charge time by 25%, 38%, 49% for 40°c, 25°c and 10°c accordingly.**

CCT®: improves charge acceptance. Lowers risk of undercharge and sulfation.

CCT® offers an easy way to re-charge batteries efficiently at low temperature.

Copyright WaveTech Group Inc, 2022

CCT® Benefit 3: Fast Recharge at Low Temperature


Block diagram and main components of WaveTech RECOVERY SYSTEM®
Main work unit
Electrolyte equalization unit
SOC/SOH Probe
BEAT ®
12V Battery for recovery
SOC/SOH Sensor Wireless receiver
Mechanics control unit
Control and command unit
Charge/Discharge unit


12V AGM Battery Cycling After Recovery
Capacity, % of nominal
125%
120%
115%
110%
105%
100%
95%
90%
85%
80%
75%
0
1
2
3
4
5
6
7
8
9
10
11
Cycle number
Battery 1
Battery 2
Control

12V 100Ah AGM VRLA batteries

Battery capacity declines with service time (**«ageing»**).

Some of the ageing processes are **reversible**.

Successful recovery: How? Re-charge only?

Recovery efficiency depends on battery age, type, design, condition, water loss. "Second life?"

Recovery Features:

1. Good for flooded, AGM, GEL Designs
2. **Electrolyte homogenization in AGM VRLAB**
3. Voltage, temperature, SOC/SOH monitored
4. Cycling test

Copyright WaveTech Group Inc, 2022

The recovery technology is covered by registered patents.

CCT® State-of-Charge/State-of-Health Sensor

1. **Online monitoring of SOC/SOH** of flooded / VRLAB,
2. **Rapid information** about the ability of the battery to deliver power at any time,
3. **Results uploaded to the cloud and processed remotely,**
4. **Various configuration** of SOC/SOH monitoring systems are available,
5. **Can be integrated** into the WaveTech BMS system.

Working prototypes attached to a small AGM battery


WAVETECH
WAVETECH

Copyright WaveTech Group Inc, 2022

The CCT® SOC/SOH sensor of WaveTech will be covered by registered patents.

CCT® Does Not Increase Water Loss

***In situ* tested: flooded and VRLA AGM batteries**

1. Discharge: at CC; Re-charged: at CC and CV,
2. Evolving gases sent to the eGas analyzer by a tubing,
3. Monitored: voltage, temperature, gas flow, and temperature,
4. Gas flow: End of CC charge, on CV charge,
5. In-situ gas evolution analyzed by eGAS, (MeasX GmbH) along with impedance (flooded and VRLA batteries.)
6. Gas flow @CC and @CV charge not depending on CCT®,
7. No weight loss detected for AGM batteries.


AGM VRLAB
control
current
CC
CV
gas flow out
time
with CCT
current
CC
CV
gas flow out
time


Flooded batteries
Control
U1 [V]
Flow [ml/min]
TempGas [°C]
TempExt [°C]
Voltage
Flow, Temperature, °C
15
14,5
14
13,5
13
12,5
12
11,5
11
40
35
30
25
20
15
10
5
0
10
40010
with CCT
U1 [V]
Flow [ml/min]
TempGas [°C]
TempExt [°C]
Voltage, V
Flow, temperature
0
40000
80000
120000
160000
200000
Time, s

Copyright WaveTech Group Inc, 2022

CCT® Effect on Electrochemical Impedance: Quantitate

Nyquist plots for two fully charged batteries
12V-92Ah AGM VRLAB (CCT® & no CCT®)

FRA device: Biologic SAS SP-50e

The WE of the FRA connected to the **positive terminal** of the battery.

Observations:

- Similar plots and fit values (**Diffusion**),
- CCT® changes slightly the EIS spectrum,
- Ohmic resistance lowered by 0.3 Ohms,
- Stronger CCT® effect on diffusion impedance components.

CCT® does not change battery processes, it makes them run easier.



Equivalent circuit simulation (SW EC-LAB 11.43.): diffusion control
L1
R1
C2
R2
Ma3
C4
R4
R1 – Ohmic resistance
C2 – Capacitance of EDL
R2 – charge transfer resistance (EDL)
Rd3 – Warburg impedance
t3 – Ma time constant
a3 – Ma coefficient
C4 – Phase 2 capacitance
R4 – Phase 2 resistance
with CCT
no CCT
-Im(Z), Ohm
Re(Z), Ohm

	R1	C2	R2	Rd3	t3	a3	C4	R4
No CCT	0.023	5.731	0.0044	0.014	1.304	0.558	3.674	0.00116
CCT	0.020	4.390	0.0040	0.030	4.597	0.628	3.976	0.00576

Copyright WaveTech Group Inc, 2022

CCT® Effect on Lithium-Ion (LFP) Telecom Batteries (100 Ah)

Charged capacity, with CCT - red, without CCT - blue


LiFePO$_4$ 4 x 3 V/100 Ah, C3 Cycling @25°C
Capacity, Ah
105
100
95
90
85
80
B1_Charge_ CCT
B2_Charge, no CCT
CCT signal not Li-adapted yet!
Cycles

Cumulative charge, 1000 cycles, with CCT --red), w/o - blue


Accumulated charge/discharge capacity
for 1000 cycles at C3 continius cyclins
Capacity, Ah
118000
117000
116000
115000
114000
113000
Discharge capacity
Charge capacity
CCT
Control

1. Small **capacity raise** on cycling. Probably due to enhanced **mobility through the SEI**,
2. More **energy transferred** on cycling — benefit for **energy storage**,
3. **CCT® equalizes the internal resistance of cells** in the strings: supports **safety,**
4. **No cell temperature increase** caused by CCT®: Good for **safety**.

Copyright WaveTech Group Inc, 2022

Summary

1. WaveTech offers a unique new battery technology (CCT®) able to enhance the power performance and extend the service life of lead batteries — at low cost and with high efficiency,
2. **Based on superimposing of a periodic signal to charging batteries. This offers the following benefits:**
   - **Reduction of telecom project cost per kWh (both CAPEX and OPEX),**
   - **Up to 200% increase in Battery Lifespan and up to 300% in Total Energy Throughput,**
   - **Shorter charge time and enhanced utilization of the active materials,**
   - **Enhanced performance at low temperature; no water loss, no extra heat evolution,**
   - **Management of energy usage to reduce cost and increase independence from the grid,**
3. Developed new CCT® based battery treatment methods and mew test/control devises:
   - A system for recovering the capacity of aged batteries for further use, (”second life”)
   - A sensor for online SOC/SOH evaluation and monitoring,
4. **The innovations can be digitally integrated to automated battery management systems,**
5. **With CCT® lead-acid batteries can perform as long and as reliably as other advanced chemistries, keeping their lowest cost level and highest recycling level among all other batteries.**

Copyright WaveTech Group Inc, 2022

WAVETECH

Tuesday, September 9th, 2022

ELBC
6-9 September
Lyon, France 2022

Thank you!



Dag Valand, Boris Monahov, Vesselin Naidenov, Anton Momchilov,
Boris Shirov, Iliyan Popov, Yovka Milusheva, Yordan Nachev

Copyright WaveTech Group Inc, 2022